                                                                    EXHIBIT 10.7

                               GLOBALOPTIONS, INC.
                        75 Rockefeller Plaza, 27th Floor
                            New York, New York 10019
                                 (212) 445-6261

                                                                    May __, 2005

To the Holders of GlobalOptions Common Stock and other Securities:

                        RE:   REVERSE MERGER LOCK-UP AGREEMENT
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Ladies and Gentlemen:

            GlobalOptions,  Inc. (the  "COMPANY")  plans to enter into a reverse merger  transaction  (the  "REVERSE  MERGER")  with a  publicly-traded  company, concurrently  with a  private  placement  by the  publicly-traded  company  of a minimum of  $7,500,000 of Units,  each Unit  consisting of one share of series A convertible preferred stock and a warrant to purchase 125 shares of common stock
(the  "FUNDING  TRANSACTIONS").  The  publicly-traded  company,  which is called
"PUBCO" for purposes of this lock-up agreement, will then succeed to and operate the business of the Company  under the current  management  of the  Company.  We currently expect to close these Funding  Transactions on or around May 18, 2005.
Pubco is not  identified  at this time due to securities  regulations  regarding
"insider"   knowledge  of  upcoming   transactions   involving   publicly-traded
securities.

            You are a holder (a  "HOLDER") of (i)  outstanding  shares of common stock of  GlobalOptions,  (ii)  outstanding  shares of Series A,  Series  A-1 or
Series A-2 preferred stock of GlobalOptions which are convertible into shares of common stock,  (iii)  convertible  notes of GlobalOptions  which are convertible into shares of common  stock,  (iv)  warrants  to purchase  shares of Series A-1 preferred  stock or  common  stock of  GlobalOptions  or (v)  stock  options  to purchase shares of common stock of GlobalOptions, which, if we are successful in closing the Funding  Transactions,  will be exchanged for common stock  ("COMMON
STOCK") of Pubco (or, in the case of stock  options,  options to purchase  Pubco
Common Stock) (the "PUBCO SHARES") following the Funding Transactions.

            IT IS ESSENTIAL TO THE SUCCESS OF THE FUNDING  TRANSACTIONS THAT THE
COMPANY AND ITS FINANCIAL ADVISORS CAN GIVE COMFORT TO POTENTIAL  INVESTORS THAT
THE  "AFTER  MARKET"  FOR THE  PUBCO  SHARES  WILL  NOT BE  DISRUPTED  BY A VERY
SUBSTANTIAL  BLOCK OF SHARES  BEING  SOLD IN AN  INAPPROPRIATE  FASHION.  WE ARE
OBTAINING SUCH COMFORT,  SUBSTANTIALLY IN THE FORM PROVIDED FOR BELOW,  FROM ALL
GLOBALOPTIONS HOLDERS,  INCLUDING EACH OF OUR OFFICERS,  DIRECTORS AND PRINCIPAL
SHAREHOLDERS.

            By signing and  returning  this  agreement  in the manner  indicated
below, the undersigned,  ____________________________________ [Insert Name Here]
hereby agrees NOT to, directly or indirectly, publicly sell, contract to sell or otherwise transfer any of the Pubco Shares beneficially owned by you immediately after the closing of the Funding  Transactions (your "INITIAL  HOLDINGS") except as follows:

            o     if you are an employee or director,  or an affiliate  thereof, of  GlobalOptions  (an  "INSIDER"),  (i)  during  the first 12 months following the closing date of the Funding Transactions, you may NOT sell your Pubco Shares;  (ii) from 12 months,  and at each subsequent  three-month interval  thereafter,  you may sell  your  Pubco  Shares  at a rate of 12.5% of your  Initial
                  Holdings,  subject to Pubco's  Common  Stock having an average
                  "asked"  price of at least  $4.00  per  share  for the  30-day period  preceding such sale; and (iii) from 24 months,  and at each subsequent  three-month interval thereafter,  you will be permitted to sell up to 12.5% of your Initial  Holdings during each three-month  interval  regardless of the trading price of
                  Pubco's Common Stock; and

            o     if you are not an  Insider,  (i)  beginning  90 days after the effective date of a registration  statement filed with respect to the Pubco Shares,  you may sell your Pubco Shares at a rate of 12.5% of your  Initial  Holdings  per 90-day  period,  at a market  price of not  less  than  $2.00  per  share;  and (ii)
                  beginning   immediately   after  the   closing  of  a  private
                  investment in public equity  (PIPE)  transaction  or secondary public  offering  that  raises a minimum  of $30.0  million in gross  proceeds  for  Pubco at a  minimum  price of $2.50  per share, you may sell your Pubco Shares at a rate of 25% of your
                  Initial Holdings per 90-day period, at a market price not less than the  price per share of  Common  Stock (or  Common  Stock equivalent) in the PIPE or secondary public offering.

            To the extent that you do not sell Pubco Shares during a three-month or 90-day  interval  during  which  sales are  permitted  as  described  in this paragraph,  the Pubco  Shares that could have been sold during such  three-month interval may be sold in a subsequent  three-month  interval,  in addition to any other Pubco  Shares that may be sold in such  subsequent  three-month  or 90-day interval.

            This  agreement and all  restrictions  on your ability to sell Pubco
Shares set forth herein shall terminate on the date that is 36 months  following the closing date of the Funding Transactions.

            Pubco, acting with the consent of its financial advisors,  may waive in writing any  provision of the lock-up  agreements  executed by Holders if and only if (i) any such  waiver is  simultaneously  applicable  to all other  Pubco
Shares issued to Holders,  and (ii) at least five business days' advance written notice of such waiver is provided to all Holders. In the event that a particular waiver  applies to only a  percentage  of the Pubco  Shares held by each Holder, then the percentage shall be identical for each such Holder.

            BECAUSE  OF  THE   IMPORTANCE   OF  THE   LOCK-UP  TO  THE   FUNDING
TRANSACTIONS,  IF YOU FAIL TO EXECUTE AND RETURN THIS  LOCK-UP  AGREEMENT TO THE
COMPANY,  YOU MAY NOT BE  ENTITLED  TO INCLUDE  ANY OF YOUR PUBCO  SHARES IN THE
REGISTRATION STATEMENT THAT THE COMPANY INTENDS TO FILE WITH THE U.S. SECURITIES
AND  EXCHANGE  COMMISSION  FOLLOWING  THE CLOSING OF THE  FUNDING  TRANSACTIONS.
PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT SUCH REGISTRATION STATEMENT WILL
BE FILED OR WILL BECOME  EFFECTIVE  OR THAT ANY OR ALL OF YOUR PUBCO SHARES WILL
BE INCLUDED THEREIN.

            By signing and returning this  agreement,  you further (i) represent and consent  that you have full power and  authority  to enter into this lock-up agreement and that,  upon  request,  you will execute any  additional  documents necessary  or  desirable  in  connection  with this  lock-up  agreement  and its enforcement;  and (ii) understand that this lock-up  agreement is irrevocable by you,  all  authority  herein  conferred  by you or agreed to be conferred by you shall survive your death or incapacity,  and any of your  obligations  hereunder shall be binding on you and your heirs, personal representatives, successors and assigns.

            In order to enable the aforesaid covenant to be enforced, you hereby consent to the placing of a legend and/or  stop-transfer order with the transfer agent of the Common Stock with respect to any of the Pubco Shares  registered in your name or beneficially owned by you.

            Whether the Funding Transactions  actually occur depends on a number of factors. Notwithstanding the foregoing, this lock-up agreement will terminate on July 18, 2005, in the event that the Funding  Transactions  are not completed on or before such date.

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            Accordingly,  to evidence your agreement to the terms hereof, please date, sign and return this lock-up agreement to the Company by courier,  Federal
Express  or fax NO LATER  THAN THE CLOSE OF  BUSINESS  ON MAY 18,  2005.  If you
return your signed lock-up agreement to the Company by fax, please promptly mail the executed copy of the lock-up agreement to the Company.

Acknowledged and Agreed
this ___ day of May, 2005:

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By:

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Name:

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Entity (if any):

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Title (if Shares held by Entity):

RETURN TO THE COMPANY BY FAX: AT (212) 956-0053

              -AND-

BY FEDERAL EXPRESS OR OVERNIGHT COURIER TO:

GlobalOptions, Inc.
75 Rockefeller Plaza, 27th Floor
New York, New York 10019
Attention:  Dr. Harvey W. Schiller, Chairman
Tel:  (212) 445-6261

Accepted:

GLOBALOPTIONS, INC.

By:
   ---------------------
   Harvey W. Schiller
   Chairman

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